EXHIBIT 32: Rule 13a-14(b) Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of InoLife Technologies, Inc. (Formerly NexxNow, Inc.) (the “Company”) certify that:

1. The Quarterly Report on Form 10-Q of the Company for the period  ended June 30, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 23, 2010	By:	/s/ Gary Berthold
Gary Berthold,
Chief Executive Officer

Date: August 23, 2010	By:	/s/ Jan Kaplan
Jan Kaplan,
Chief Financial Officer